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Exhibit 99.2

FINET.COM, INC.
AMENDMENT TO SERIES B CONVERTIBLE PREFERRED
STOCK AND WARRANT PURCHASE AGREEMENT

        This Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement (the "Amendment") is made as of July 19, 2002, by and among FiNet.com, Inc., a Delaware corporation (the "Company"), and investors listed on the Schedule of Investors attached hereto as Exhibit A (the "Investors"). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in that certain Series B Convertible Preferred Stock and Warrant Purchase Agreement dated as of May 10, 2002, by and among the Company and the Investors named therein, as amended (the "Purchase Agreement").

        WHEREAS, Section 2.1(a) of the Purchase Agreement provides that any subsequent Closings of sales of Series B Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock") pursuant to the Purchase Agreement shall take place no later than 60 days following the Initial Closing;

        WHEREAS, the Company and the Investors wish to extend the period in which subsequent Closings pursuant to the Purchase Agreement may occur because of the delay in the date of the Company's annual meeting of stockholders occasioned by a review of the Company's proxy materials by the Securities and Exchange Commission;

        WHEREAS, the Company filed an Amended and Restated Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the "Amended Certificate of Designations") with the Secretary of State of the State of Delaware on June 5, 2002, in order to, among other things, remove the preferred stockholders' redemption right and provide for redemption of the Preferred Stock solely at the option of the Company;

        WHEREAS, in consideration for the Investors' consent to the filing of the Amended Certificate of Designations, the Company agreed to increase the number of Warrant Shares issuable upon exercise of the Warrants that Investors received pursuant to the Purchase Agreement;

        WHEREAS, Section 7.1 of the Purchase Agreement permits amendment of any term of the Purchase Agreement with the written consent of the Company and the Investors holding a majority of the Common Stock issued or issuable upon conversion of the Shares issued pursuant to the Purchase Agreement; and

        WHEREAS, the Company and the Investors agree that it is in the Company's and the Investors' best interest to amend the Purchase Agreement so as to extend the allowable time period for subsequent Closings and to increase the number of Warrants Shares which Investors receive.

        NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE COMPANY AND THE INVESTORS AGREE AS FOLLOWS:

1.
Amendment of Section 2.1(a). Section 2.1(a) of the Agreement is hereby amended to read in its entirety as follows:

          "The purchase, sale and issuance of the Shares and the Warrants shall take place at one or more closings (each of which is referred to in this Agreement as a "Closing"). The initial Closing (the "Initial Closing") shall take place on May 10, 2002, or such other date as the Company and the Investors participating in such Initial Closing shall agree, and the subsequent Closing(s) shall take place on such date(s), as shall be approved by the Company and the Investors participating in such subsequent Closing(s), no later than 120 days following the Initial Closing (each such closing date is referred to in this Agreement as a "Closing Date")."

2.
Amendment of Exhibit A.    Exhibit A of the Purchase Agreement is hereby amended to read in its entirety as set forth in Exhibit A hereto.

3.
Governing Law. This Amendment shall be governed in all respects by the internal laws of the State of California as applied to agreements entered into among California residents to be performed entirely within California, without regard to principles of conflicts of law.

4.
Survival of Agreement. Other than as set forth in this Amendment, all provisions of the Purchase Agreement shall remain in full force and effect.

5.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(The Remainder of This Page Intentionally Left Blank.)

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:	/s/ L. DANIEL RAWITCH L. Daniel Rawitch Chief Executive Officer
INVESTOR:
L. Daniel Rawitch (Name of Investor)
/s/ L. DANIEL RAWITCH (Signature)

(Name and title of signatory, if applicable)

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:
L. Daniel Rawitch Chief Executive Officer
INVESTOR:
Diogo Abreu (Name of Investor)
/s/ DIOGO ABREU (Signature)

(Name and title of signatory, if applicable)

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:
L. Daniel Rawitch Chief Executive Officer
INVESTOR:
Banco Espirito Santo de Investimento, S.A. (Name of Investor)
By:	/s/ RAFAEL VALVERDE Rafael Valverde Managing Director

/s/ LUIS VAZ Luis Vaz Director

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

l

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:
L. Daniel Rawitch Chief Executive Officer
INVESTOR:
Companhia de Cervejas Estrela, S.A. (Name of Investor)
By:	/s/ ALFREDO MADEIRA MARQUES Alfredo Madeira Marques
/s/ MANUEL SERZEBELO DE ALMEIDA Manuel Serzebelo de Almeida Chairman

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:
L. Daniel Rawitch Chief Executive Officer
INVESTOR:
Monica Albuquerque D'Orey (Name of Investor)

/s/ MONICA ALBUQUERQUE D'OREY (Signature)

(Name and title of signatory, if applicable)

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:
L. Daniel Rawitch Chief Executive Officer
INVESTOR:
Miguel Ferreira Almeida (Name of Investor)

/s/ MIGUEL FERREIRA ALMEIDA (Signature)

(Name and title of signatory, if applicable)

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:
L. Daniel Rawitch Chief Executive Officer
INVESTOR:
K One Limited Partnership (Name of Investor)

(Signature)

(Name and title of signatory, if applicable)

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first set forth above.

COMPANY:
FINET.COM, INC.
By:
L. Daniel Rawitch Chief Executive Officer
INVESTOR:
Lawrence M. Lubbers, MD (Name of Investor)

(Signature)

(Name and title of signatory, if applicable)

(Signature Page to Amendment to Series B Convertible Preferred Stock and Warrant Purchase Agreement)

EXHIBIT A

SCHEDULE OF INVESTORS

I. Initial Closing Investors

Investor	Number of Series B Shares	Number of Warrant Shares	Purchase Price
L. Daniel Rawitch c/o FiNet.com. Inc. 2527 Camino Ramon, Suite 200 San Ramon, CA 94583 Fax: 925-242-5990 drawitch@finet.com	5,000	66,667	$200,000.00
Diogo Abreu c/o FiNet.com. Inc. 2527 Camino Ramon, Suite 200 San Ramon, CA 94583 Fax: 925-242-5990 dabreu@finet.com	3,750	50,000	$150,000.00
Banco Espirito Santo de Investimento, S.A. R. Alexandre Herculano, nr-38 1269-161 Lisboa, Portugal Fax: 351-21-319-69-32	6,250	83,333	$250,000.00
Companhia de Cervejas Estrela, S.A. Avenida Almirante Reis 115 So Andas 1150-014, Lisboa, Portugal	6,250	83,333	$250,000.00
Monica Albuquerque D'Orey Rua Cesaro Verde, No. 298 2750-657 Cascais, Portugal	7,500	100,000	$300,000.00
Miguel Ferreira Almeida Travessa do Conde da Ponte, nr. 35 1300-141 Lisboa, Portugal Fax: 011-351-21-3641260 Phone: 011-351-21-3610330	7,500	100,000	$300,000.00
K One Limited Partnership 6909 Gay Road Grove City, Ohio 43123 Fax: 614-877-2129	5,000	66,667	$200,000.00
Lawrence M. Lubbers, MD 865 Curleys Court Worthington, Ohio 43235 Fax: 614-262-0822 Phone: 614-262-4263, ext. 0	1,250	16,667	$50,000.00
Initial Closing Totals:	42,500	566,667	$1,700,000

        [Add subsequent closing(s), as appropriate]

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FINET.COM, INC. AMENDMENT TO SERIES B CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT
EXHIBIT A SCHEDULE OF INVESTORS